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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)   November 16, 1998
                                                      -------------------


                                 ProLogis Trust
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             (Exact Name of Registrant as Specified in its Charter)



                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)


         1-12846                                        74-2604728
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 (Commission File Number)                   (I.R.S. Employer Identification No.)



     14100 East 35th Place, Aurora, Colorado               80011
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     (Address of Principal Executive Offices)            (Zip Code)


                                 (303) 375-9292
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.

     On November 16, 1998, ProLogis Trust, a Maryland real estate investment trust ("ProLogis"), and Meridian Industrial Trust, Inc., a Maryland corporation ("MIT"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, MIT will be merged with and into ProLogis, and each common share of MIT will be converted into 1.1 common shares of ProLogis, plus up to $2.00 in cash under certain circumstances. The consummation of the transactions contemplated by the Merger Agreement is subject to certain conditions, including approval by the shareholders of ProLogis and MIT. A copy of the Merger Agreement is included as an exhibit to this report and is incorporated herein by reference. A copy of the press release announcing the Merger Agreement is included as an exhibit to this report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

     Exhibit No.    Document Description
     -----------    --------------------
     2.1            Agreement and Plan of Merger, dated as of November 16, 1998, between ProLogis Trust and Meridian Industrial Trust, Inc.

     99.1           Press Release dated November 17, 1998

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PROLOGIS TRUST



Dated: November 17, 1998             By: /s/ Jeffrey A. Klopf
                                         -------------------------------------
                                         Jeffrey A. Klopf
                                         Senior Vice President and Secretary